================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 --------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 28, 2003
                Date of Report (Date of earliest event reported)


                          LIGHTPATH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                   000-27548                86-0708398
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)           Identification Number)


                      2603 CHALLENGER TECH COURT, SUITE 100
                             ORLANDO, FLORIDA 32826
           (Address of principal executive office, including zip code)


                                 (407) 382-4003
              (Registrant's telephone number, including area code)

================================================================================

                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 7. EXHIBITS.

     Exhibit        Description
     -------        -----------
      99.1          Press   release   dated   February  28,   2003,   announcing
                    stockholder approval of reverse stock split proposal.

ITEM 9. REGULATION FD DISCLOSURE

     The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

     On February 28, 2003, LightPath Technologies, Inc. a Delaware corporation (the "Company"), issued a press release announcing that its stockholders approved the Company's reverse stock split proposal and that the Company's Board of Directors approved the reverse split on the basis of one share of post-split common stock for each currently outstanding eight shares of pre-split common stock, to be effective as of the open of business March 4, 2003. A copy of the Company's press release is attached hereto as Exhibit
     99.1 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                        LIGHTPATH TECHNOLOGIES, INC.


Date: February 28, 2003                 By: /s/ Todd Childress
                                            ------------------------------------
                                            TODD CHILDRESS
                                            CHIEF FINANCIAL OFFICER